Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement Dated July 18, 2012

to the Statutory Prospectus for Institutional Class Shares of Ashmore Funds

Dated February 29, 2012 (as supplemented thereafter)

and to the Statutory Prospectus for Class A and Class C Shares of Ashmore Funds

Dated February 29, 2012 (as supplemented thereafter)

Disclosure Related to each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund (each a “Fund” and, collectively, the “Funds”)

Within the Fund Summary relating to each Fund in the Prospectus, the subsection entitled “Management of the Fund – Investment Team” is hereby restated in its entirety as follows:

Investment Team—Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Dr. Jerome Booth, Head of Research and Member of the Investment Committee; Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; and Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee. Mr. Forrest has participated in the management of the Fund since July 2, 2012. Each of the other members of the Investment Team has participated in the management of the Fund since its inception.

The information relating to the Funds contained in the table under “Management of the Funds – Investment Manager – Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return” in the Prospectus is hereby restated in its entirety as follows:

Name	Recent Professional Experience
Mark Coombs	Mr. Coombs is the Investment Manager’s Chief Executive Officer and the Chairman of its Investment Committee. He has been investing in emerging markets since 1982 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs, together with the relevant portfolio managers, participates in the security selection process for each of the Funds.

Dr. Jerome Booth	Dr. Booth is the Investment Manager’s Head of Research and a Member of its Investment Committee. Dr. Booth is a political economist and has been professionally involved with developing countries as a government and international official, consultant, economist and market analyst since 1985. He is responsible for all macro country political research and analysis.

Ricardo Xavier	Mr. Xavier is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. He has geographic responsibility for Latin America, and product responsibility for local currencies, local currency debt and related derivatives. Mr. Xavier has been involved in emerging market debt investing since 1993. Mr. Xavier, together with the relevant portfolio managers, participates in the security selection process for Funds which invest in local currency denominated instruments.

Name	Recent Professional Experience
Herbert Saller	Herbert Saller is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. He joined Ashmore in 2002 from Foreign & Colonial where, for the last four years, he was a portfolio manager for global Emerging Market sovereign and corporate debt. Prior to Foreign & Colonial he worked for seven years as a proprietary trader for Hypovereinsbank, Munich where he originally started as a banker in 1985. Mr. Saller holds a degree in business management from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest	Robin Forrest is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. Mr. Forrest joined Ashmore in 2006 after 13 years at JP Morgan, where he was most recently Vice President—Situational Finance, with a focus on credit intensive corporate situations in CEEMEA geographies. During this period, he had several years of experience in each of capital markets, origination, structuring, execution, syndication, risk management and credit within loan and high yield markets and in Emerging Markets. Robin has a BA (Hons) in Russian & French from Oxford University.

Investors Should Retain This Supplement for Future Reference

Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement Dated July 18, 2012

to the Statement of Additional Information (the “SAI”)

Dated February 29, 2012 (as supplemented thereafter)

Disclosure Related to each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund (each a “Fund” and, collectively, the “Funds”)

The second paragraph in the subsection entitled “Portfolio Managers – All Funds Except Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund” is hereby restated in its entirety as follows:

Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Dr. Jerome Booth, Head of Research and Member of the Investment Committee; Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; and Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee (collectively, the “Investment Committee Members”).

Information regarding other accounts managed by the Investment Committee provided in the subsection captioned “Other Accounts Managed” in the section titled “Portfolio Managers” is restated as follows:

Other Accounts Managed. The following tables show information regarding other accounts managed by the Investment Committee Members as of March 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Investment Committee (Mark Coombs, Dr. Jerome Booth, Ricardo Xavier, Herbert Saller and Robin Forrest)	2	$882,987,098	51	$28,765,442,892	33	$32,680,633,532

Accounts and Assets for Which the Advisory Fee is Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Investment Committee (Mark Coombs, Dr. Jerome Booth, Ricardo Xavier, Herbert Saller and Robin Forrest)	0	$0	15	$13,622,314,414	2	$292,085,726

Investors Should Retain This Supplement for Future Reference

July 18, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Ashmore Funds

1940 Act Registration No. 811-22468

1933 Act Registration No. 333-169226

Ladies and Gentlemen:

On behalf of Ashmore Funds (the “Trust”), transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is the following:

(i)	a Supplement dated July 18, 2012 to the Statutory Prospectus for Institutional Class Shares of the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund (the “Funds”) dated February 29, 2012 and to the Statutory Prospectus for Class A and Class C Shares of the Funds dated February 29, 2012; and

(ii)	a Supplement dated July 18, 2012 to the Statement of Additional Information of the Funds dated February 29, 2012.

No fees are required in connection with this filing. If there are any questions or comments concerning the foregoing, please contact the undersigned at (312) 557-3948.

Sincerely,

Ashmore Funds

/s/ Owen T. Meacham

Owen T. Meacham

Assistant Secretary of the Trust

Enclosures